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                                  EXHIBIT 99(a)

                CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Union Financial Bancshares, Inc. (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Dwight V. Neese, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                    /s/ Dwight V. Neese
                                    -------------------------------------
                                    Dwight V. Neese
                                    President and Chief Executive Officer

Date:   December 2, 2002